Exhibit 99.1

 March 2025  Introduction to Black Rifle Coffee Company   ENERGY  LIFESTYLE  COMMUNITY

 1  DISCLAIMER  Disclaimer  This presentation is for informational purposes only. The information contained herein does not purport to be all-inclusive and none of BRC Inc. (“the Company”, “we”, “us” and “our”) or its respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. The Company has not verified, and will not verify, any part of this presentation. The recipient should make its own independent investigations and analyses of the Company and its own assessment of all information and material provided, or made available, by the Company or any of its respective directors, officers, employees, affiliates, agents, advisors or representatives. This presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This presentation shall also not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any securities. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision.  Forward-Looking Statements   This presentation contains forward-looking statements about the Company and its industry that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this presentation, including statements regarding the Company’s intentions, beliefs or current expectations concerning the Company’s financial condition, liquidity, prospects, growth, strategies, future market conditions, developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Factors that may cause such forward-looking statements to differ from actual results include, but are not limited to: competition and our ability to grow, manage sustainable expansion, and retain key employees; failure to compete effectively with other producers, distributors and retailers of coffee and energy drinks; our limited operating history, which may hinder the successful execution of strategic initiatives and make it difficult to assess future risks and challenges; challenges in managing rapid growth, inventory needs, and relationships with key business partners; inability to raise additional capital necessary for business development; failure to achieve or sustain long-term profitability; inability to effectively manage debt obligations; failure to maximize the value of assets received through bartering transactions; negative publicity affecting our brand, reputation, or that of key employees; failure to uphold our position as a supportive member of the Veteran and military communities, or other factors negatively affecting brand perception; inability to establish and maintain strong brand recognition through intellectual property or other means; shifts in consumer spending, lack of interest in new products or changes in brand perception upon evolving consumer preferences and tastes; unsuccessful marketing campaigns that incur costs without attracting new customers or realizing higher revenue; failure to attract new customers or retain existing customers; risks associated with reliance on social media platforms, including dependence on third-party platforms for marketing and engagement; declining performance of the direct to consumer revenue channel; inability to effectively manage or scale distribution through Wholesale business partners, particularly key Wholesale partners; failure to manage supply chain operations effectively, including inaccurate forecasting of raw material and co-manufacturing requirements; loss of one or more co-manufacturers or production delays, quality issues, or labor-related disruptions affecting manufacturing output; supply chain disruptions or failures by third-party suppliers to deliver coffee, store supplies, RTD beverage ingredients, or merchandise, including disruptions caused by external factors; ongoing risks related to supply chain volatility and reliability, including political and climate risks; fluctuations in the market for high-quality coffee beans and other key commodities; unpredictable changes in the cost and availability of real estate, labor, raw materials, equipment, transportation, or shipping; failure to successfully open new Black Rifle Coffee shops, including permitting delays, development challenges, or underperformance of existing locations; risks related to long-term, non-cancelable lease obligations and other real estate-related concerns; inability of franchise partners to successfully operate and manage their franchise locations; failure to maintain high-quality customer experiences for retail partners and end users, including production defects or issues caused by co-manufacturers that negatively impact product quality and brand reputation; failure to comply with food safety regulations or maintain product quality standards; difficulties in successfully expanding into new domestic and international markets; failure to comply with federal, state, and local laws and regulations, or inability to prevail in civil litigation matters; risks related to potential unionization of employees; failure to protect against cybersecurity threats, software vulnerabilities, or hardware security risks; and other risks and uncertainties indicated in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2025 including those set forth under “Item 1A. Risk Factors” included therein, as well as in our other filings with the SEC. Such forward-looking statements are based on information available as of the date of this presentation and the Company’s current beliefs and expectations concerning future developments and their effects on the Company. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not place undue reliance on these forward-looking statements as predictions of future events. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this presentation, the Company cannot guarantee that the future results, growth, performance or events or circumstances reflected in these forward-looking statements will be achieved or occur at all. These forward-looking statement speak only as of the date of this presentation. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

 2  DISCLAIMER  Non-GAAP Financial Measures  This presentation includes projections of certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA, Adjusted EBITDA, Adjusted Gross Margin, and Adjusted EBITDA Margin. These non -GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Accordingly, the non-GAAP financial measures we use and refer to should not be viewed as a substitute for performance measures derived in accordance with GAAP or as a substitute for a measure of liquidity. Our definitions of EBITDA and Adjusted EBITDA described below are specific to our business and you should not assume that they are comparable to similarly titled financial measures of other companies. We define EBITDA as net income (loss) before interest, tax expense, depreciation and amortization expense. We define Adjusted EBITDA, as adjusted for equity-based compensation, system implementation costs, executive recruiting and severance, write-off of site development costs, strategic initiative related costs, non-routine legal expenses, RTD start-up production issues, (gain) loss on assets held for sale, contract termination costs, restructuring fees and related costs, RTD transformation costs, and loss on impairment of assets. When used in conjunction with GAAP financial measures, we believe that EBITDA and Adjusted EBITDA are useful supplemental measures of operating performance and liquidity because these measures facilitate comparisons of historical performance by excluding non-cash items such as equity-based compensation and other amounts not directly attributable to our primary operations, such as system implementation costs, write-off of site development costs, non-routing legal expense, restructuring fees and related costs, RTD transformation costs and loss on impairment of assets. Adjusted EBITDA is also a key metric used internally by our management to evaluate performance and develop internal budgets and forecasts. EBITDA and Adjusted EBITDA have limitations as an analytical tool and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP and may not provide a complete understanding of our operating results as a whole. Some of these limitations are (i) they do not reflect changes in, or cash requirements for, our working capital needs, (ii) they do not reflect our interest expense or the cash requirements necessary to service interest or principal payments on our debt, (iii) they do not reflect our tax expense or the cash requirements to pay our taxes, (iv) they do not reflect historical capital expenditures or future requirements for capital expenditures or contractual commitments, (v) although equity-based compensation expenses are non-cash charges, we rely on equity compensation to compensate and incentivize employees, directors and certain consultants, and we may continue to do so in the future and (vi) although depreciation, amortization and impairments are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and these non-GAAP measures do not reflect any cash requirements for such replacements. We have not reconciled forward-looking Adjusted EBITDA to its most directly comparable GAAP measure, net income (loss), in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. We cannot predict with reasonable certainty the ultimate outcome of certain components of such reconciliation, including market-related assumptions that are not within our control, or others that may arise, without unreasonable effort. For these reasons, we are unable to assess the probable significance of the unavailable information, which could materially impact the amount of future net income (loss).  Use of Projections   This presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue, Gross Margin and Adjusted EBITDA, for the Company’s fiscal years through 2027. The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.  Industry and Market Data   This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. Any trademarks, service marks, trade names and copyrights of the Company and other companies contained in this presentation are the property of their respective owners.

 3  Introductions   Served as CFO since Sep. 2023  Co-Founder of SilverBox Capital and served as CEO of SilverBox Engaged Merger Corp until its merger with Black Rifle Coffee in Feb. 2022  Former President, COO & CFO of AECOM, Partner at KPMG in their Economic Consulting Practice and Board Member of ABM Industries   Steve  Kadenacy  Chief Financial Officer  Served as VP of Investor Relations since Sep. 2024  Previously served as an Equity Research Managing Director, covering consumer, at Needham and Evercore and held positions in brand management at Kraft Foods  Served as U.S. Army officer, deploying in support of Global War on Terror  Matt McGinley  VP of Investor Relations

 COMMUNITY FOCUSED  We stand for the communities we serve – as our investor value creation increases, so does our mission  PREMIUM POSITIONED  We offer curated; expertly roasted coffee delivered in all formats, including RTD, a high-end, zero-sugar energy drink, an engaging Outpost experience and differentiated brand merchandise  AUTHENTICITY MATTERS  Our brand represents and is embraced by those who serve and those that love them! We are emotional and at times edgy… bringing visibility to the fun and the fight of the VFR community  VETERAN FOUNDED  We carry the culture of those we serve including an unabashed love for America and all that makes her great!  4  BRCC is proudly committed to our mission of supporting those who serve, standing for more than high-quality coffee  Who WE ARE  WE ARE A VETERAN-FOUNDED BUSINESS OPERATED BY PRINCIPLED MEN AND WOMEN WHO HONOR THOSE WHO PROTECT, DEFEND AND SUPPORT OUR COUNTRY  OUR FOUR PILLARS OF BRAND IDENTITY

A GROWING, ENTHUSIAST-DRIVEN BRAND

Differentiated brand in very early stages of multi-decade growth trajectory

~$391mm	~37%	~41%[3]	~10%[2]	78	~190k+
2024A Revenue	2019A-2024A Revenue CAGR	2024A Adj. Gross Margin	2024A Adj. EBITDA Margin	Net Promoter Score	DTC Coffee Club Subscribers

COMPLETE ASSORTMENT OF PRODUCT OFFERINGS



BLACK RIFLE COFFEE COMPANY
JD
AK ESPRESSO
BLKRFL
GUNSHIP
ESPRESSO 300
COLD BREW
BLACK RIFLE ENERGY
ZERO SUGAR

Bagged Coffee | Rounds | Instant Coffee | Cold Brew Concentrate | Ready to Drink | Energy | Merchandise

WE ARE MEETING OUR CUSTOMERS WHERE THEY SHOP

Food, Drug & Mass



+

Convenience & Gas



WHOLESALE[1] 63%

Direct to Consumer (DTC)[1]



GET FREE STEEP BAGS WHEN YOU JOIN THE COFFEE CLUB!

32%

Outposts[1]



6%

1. Represents sales mix as of FY2024A
2. Refer to slide 32 for a reconciliation of "Adjusted EBITDA"
3. Refer to slide 33 for a reconciliation of "Adjusted Gross Margin"

5

OUR SIGHTS ARE TRAINED ON THE MOST ATTRACTIVE SEGMENTS OF THE BEVERAGE MARKET…

The beverage industry is large, dynamic and highly attractive with significant scope to grow share

MASSIVE OPPORTUNITY IN ATTRACTIVE CATEGORIES



Total U.S. Beverage[1]
$143bn
'19-'24 CAGR: ~8%
Functional Beverages[2]
$66bn
'19-'24 CAGR: ~10%
Coffee[3]
$27bn
'19-'24 CAGR: ~11%
Packaged Coffee[4]
$20bn
'19-'24 CAGR: ~9%
B R C C

1. Euromonitor. Includes packaged coffee, RTD coffee, sports drinks, energy drinks, RTD tea, tea, carbonated and stilled bottled water
2. Euromonitor. Includes packaged coffee, RTD coffee, energy drinks, and sports drinks
3. Euromonitor. Includes packaged coffee and RTD coffee
4. Euromonitor. Includes coffee pods, fresh coffee beans, standard fresh ground coffee, and instant coffee

6

 7  … supported by powerful thematic tailwinds   Gravitating towards clean and high-quality products  Seeking refreshing & exciting flavor profiles that delight the palate and provide new experiences  Increasing focus on health and wellness   Preference for zero sugar options with functional advantages   Seeking innovative drinks that integrate into daily routines, supporting different drinking occasions throughout the day  Busy lifestyles require on-the-go options without much preparation   Consumers prioritize authenticity and are willing to pay premium for items that align with their values   Companies with a strong social, community and or environmental purpose prioritized, leading to market share gains for purpose-driven brands   FUNCTIONALITY  CONVENIENCE  AUTHENTIC, MISSION-DRIVEN BRANDS  PREMIUM QUALITY PRODUCTS  BRCC’s product portfolio intersects with key trends that are top of mind for consumers

 8  Unconventional Warfare: The black rifle brand   VIRALITY IS OUR SUPERPOWER  BE UNEXPECTED  SPEED IS EVERYTHING  FIVE BIRDS ONE STONE  WIDE-RANGING CONSUMER APPEAL  HAVE A GROWTH MENTALITY  BUILD EVANGELISTS  ACTION OVER INACTION  FIGHT LIKE AN UNDERDOG  BRCC has taken a creative approach to building a leading lifestyle brand – embodying patriotism, tradition, freedom and actively championing those who serve  Represents social media followers (mm)   across Instagram, X, Facebook, YouTube and TikTok as of Nov. 2024   OUR MISSION-DRIVEN APPROACH RESONATES DEEPLY WITH BLACK RIFLE LOYALISTS

 9  UNIQUE marketing strategy SUPPORTS BRCC’s LIFESTYLE BRANDING   1. Creating Brand Fame + Bigness And Expanding TAM Via Sub-communities  Make BRCC larger-than-life   Tap into engaged sub-communities  Expand reach   2. Driving Demand + Velocity At Retail By Disrupting With Key Partners  3. Splashy Product Innovation + Can In Hand Events & Experiential  Partner with major retailers   Drive retail performance   Maximize product sell-through   Develop cutting-edge, exciting product innovations  Spark engagement   Generate media buzz  BRCC’s differentiated approach to marketing helps cultivate unique, long-term relationships with consumers that separates themselves from legacy brands

SUPER PREMIUM COFFEE / RTD PRODUCT PORTFOLIO

BLACK RIFLE COFFEE COMPANY

COFFEE PORTFOLIO

Sourcing high quality coffee beans from around the world to create roast profiles across the consumer taste spectrum

Bagged and Single-Serve

- **Specialty Grade**[1] coffees used across roast blends and profiles
- Manufactured in **certified** facilities meeting highest industry **quality rating standards**



BLACK RIFLE COFFEE COMPANY
JUST BLACK
COFFEE

Exclusive Coffee Subscription

- **85 or greater** bean score[1]
- **Highest** BRCC quality standard, with **all coffee beans** sourced directly from single farms
- **Collectible-style limited** series graphics



HALLS OF LOTZABEANZA

READY-TO-DRINK PORTFOLIO

Developed with premium functional ingredients to cater Health & Wellness conscious consumers

RTD Coffee

- **Health-conscious ingredients** like **MCT oil** and **amino acids** in select varieties
- Select varieties include a **full daily serving of Vitamin C**
- **100% Latin Arabica** coffee



BLACK RIFLE
ESPRESSO
300

RTD Energy

- **Zero-sugar** and **low-calorie energy**
- **Naturally sourced** caffeine
- Full daily value serving of **Vitamin B12**, **Niacin**, **Vitamin B6**, **Pantothenic Acid** and **Biotin**



BLACK RIFLE

1. Coffee beans scored using 100-point Q Grading System developed by the Coffee Quality Institute

10

STRATEGICALLY TARGETED MASSIVE COFFEE CATEGORY THAT WAS RIPE FOR DISRUPTION AND INNOVATION VIA A FOCUS ON WHOLESALE AND AN EXCITING RTD PRODUCT

BLACK RIFLE COFFEE COMPANY

SUCCESSFULLY INFILTRATED WHOLESALE CHANNEL…

- After **establishing the brand** via a proven DTC presence, BRCC shifted its focus to its next battle: **the Wholesale Channel**
  - Allowed BRCC to sell to a **dedicated and loyal consumer base wherever they shop** and not solely online
- **Purposefully targeted retail partners** that our customer base frequents, such as Walmart
  - **Rapidly expanded presence**, growing from **~1k Wholesale doors** in 2020 to **15k+** by the end of 2024 (~100% CAGR)[2]



Walmart
Albertsons
meijer
Sam's Club
Ahold Delhaize
Kroger

NET REVENUE ($MM)



~37% CAGR
~100% Wholesale CAGR 2019A-2024A
$82
$164
$233
$301
$396
$391
2019A
2020A
2021A
2022A
2023A1
2024A1

… COUPLED WITH A TACTICAL RTD PRODUCT LAUNCH

- In February 2020, BRCC announced the **launch of an RTD coffee** product line to better serve **evolving consumer preferences** and the **desire** for **"on-the-go" products** after 3+ years of development
- Provided access to a **large** and **growing market** along with a **new distribution channel** to reach **brand enthusiasts**, **convenience stores**
  - Sold through **~10k locations in 2020** and have grown to **103k+ locations** as of the end of 2024 (~80% CAGR)[2]



BLACK RIFLE COFFEE COMPANY
ESPRESSO MOCHA
ESPRESSO WITH CREAM
ESPRESSO SALTED CARAMEL
ESPRESSO 300
TRIPLE SHOT

1. A barter transaction favorably impacted net revenue by $28.9mm in 2023A and $23.9mm in 2024A
2. Nielsen IQ, Total US xAOC + Conv, Cal Yr 2024 – w/e 12/28/24. Cal Yr 2020 – w/e 12/31/2020

11

Wholesale + Convenience | DTC | Outpost
Bags & Rounds

BLACK RIFLE COFFEE COMPANY

BAGGED AND ROUNDS COFFEE IS THE CORE OF BLACK RIFLE'S OFFERING

BRCC offers whole bean and ground bagged & single-serve coffee products nationwide

STRATEGIC SUMMARY

- BRCC offers a **variety of different flavors and roasts** of coffee through **bagged and single-serve formats**
- All coffee products meet **the strictest quality standards,** and all beans are sourced **from long-standing trusted partners**
  - Importance of **high-quality coffee** and **one-of-a-kind branding** is a core focus for BRCC
- All rounds coffee products are **exclusively manufactured by KDP,** the industry leader in single-serve coffee solutions
- While both bagged and rounds products have grown significantly, **massive whitespace remains in terms of ACV, SKUs and retail partners** to continue to penetrate the category

PRODUCT SNAPSHOT


FIVE ALARM
AK ESPRESSO

Key Consumer Insights

Taste: BRCC coffee has **superior taste** when compared to competitors
Quality: Consumers identify BRCC coffee as **very high quality**
Uniqueness: Bold, eye-catching packaging that **stands out** on shelf

NET REVENUE[1]

2024E: $216.6mm


Rounds
Bagged Coffee

SELECT KEY CUSTOMERS

Ahold Delhaize, Albertsons, Kroger, meijer, sam's club, Walmart

1. Includes Subscription, Non-Subscription, Amazon, Walmart & Sam's Club and FDM net revenue

12

 BLACK RIFLE IS THE FASTEST GROWING BRAND OF SCALE IN WHOLESALE COFFEE…  13  As legacy brands continue to lack innovation and excitement, BRCC’s branding and high quality products have driven exceptional results   PACKAGED COFFEE RETAIL SALES GROWTH1  Nielsen IQ as of 1/25/25; expressed as RSP sales growth for the 52 weeks ended 1/25/25 vs the 52 weeks ended 1/27/24  Retail Sales Growth  156  LTM 1/25/2025 Retail Sales ($MM)  466  347  76  1,787  602  483  1,805  236  494  860  Wholesale + Convenience  DTC  Outpost  Bags & Rounds

 …AND HAS NOT COMPROMISED ON ITS PREMIUM PRICING OR PROMOTIONAL CADENCE  14  BRCC has a disciplined approach to on-shelf promotion and pricing relative to the competition   % UNITS ANY PROMO1  Nielsen IQ as of 1/25/25; Total US Food Packaged Coffee L52W % Units Any Promo  Nielsen IQ as of 1/25/25; Total US Food Packaged Coffee L52W average unit price  % Units Any Promo  Average Unit Price2  $6.31  $9.40  $9.54  $7.70  $11.29  $6.15  $9.27  $10.16  $7.58  $9.36  $8.51  $13.12  $10.40  Wholesale + Convenience  DTC  Outpost  Bags & Rounds

Wholesale + Convenience
DTC
Outpost
Bags & Rounds

CASE STUDY: PERFORMANCE AT MASS MERCH RETAILER

We achieved $100mm+ of revenue at Retailer within ~18 months of launch

BRCC LEADING COFFEE CATEGORY

- Partnership **launched in August 2022;** now nearly fully distributed in all stores
- Business **generated $100mm+** in annual revenues at retailer **within 18 months**
  - Continuing to refine pricing architecture to optimize shelf presence and velocities over time
- **Delivering strong velocity driven growth**
  - Coffee growth above category and gains in market share
- **Energy rollout at retailer expected to drive significant, incremental growth**

Share of Retailer Coffee Sales (Month/Year)[1]


5.0%
4.0%
3.0%
2.0%
1.0%
--
9/22
12/22
3/23
6/23
9/23
12/23
3/24
6/24
11/24
4.0%

BRCC reached ~3% of total Retailer coffee sales within 4 months, while growing / maintaining share over time

#4
Bagged Coffee Brand

#1
Brand Loyalty Rating among Coffee Brands[2]

~22%
of BRCC sales at Retailer are from new buyers[3]

~$32m
of BRCC sales are incremental to Retailer[3]

1. Nielsen at Larger Mass Merch Retailer Total US TA Coffee Category sales
2. Loyalty rating measured as percentage of a product's sales from customers who shop more frequently and have a higher spend than others
3. Customers buying coffee and RTD L52W ending 12/20/2024 that did not purchase either in previous 52 weeks

15

 1.1%  --  0.5%  1.0%  1.5%  2.0%  2.5%  3.0%   12/02/23   02/24/24   05/18/24   08/10/24   11/02/24  2/2/2025  16  case study: Performance at REGIONAL RETAILER  In the early innings of selling at Regional Retailer, we have established ourselves as a top coffee brand that warrants more shelf space   Wholesale + Convenience  DTC  Outpost  Bags & Rounds  BRCC HAS QUICKLY BUILT A STRONG & GROWING POSITION   Partnership launched in Q4 2023 and today, we are fully distributed in all of retailer’s US stores  Doubled number of SKUs on shelves within the first year  Agreed to increase SKUs available to 15 from 6 starting in 2025 across both bagged and rounds products   Opportunity to add additional SKUs over time as position continues to grow via new products being placed in 2025  Contemplated SKUs added to shelves at regional retailer position BRCC to be a top 12 brand in the near-term, which may represent ~2.5% of total coffee sales   SHARE OF COFFEE SALES2  12 weeks ended  “Regional Retailer” Packaged Coffee based on growth in the 6 months ended 12/31/24 compared to the 6 months ended 6/30/24  Nielsen “Regional Retailer” Total US TA Coffee Category sales  FASTEST GROWING LARGE BRAND (RETAIL SALES GROWTH)1  Future  Future  73.7%  29.2%  18.8%  8.8%  5.5%  2.9%  1.0%  0.4%  (0.7%)  (3.2%)  (5.7%)  (8.8%)

Wholesale + Convenience | DTC | Outpost
RTD Coffee

BLACK RIFLE HAS QUICKLY BUILT THE MOST EXCITING PORTFOLIO IN RTD COFFEE

RTD Coffee remains an outperforming brand within the category with plenty of whitespace ahead

STRATEGIC SUMMARY

- **Launched in March 2020** offering a catalogue of 6 SKUs
- Rapidly built to a **~$100mm+ RTD coffee business**
  - One of the **fastest growing RTD brands by sales growth,** outpacing category by ~4x
- **Continued innovation** with new products expected to be **launched in the second half of 2025**
- **200+ distribution relationships** covering localities across the country
- **KDP partnerships unlock significant capabilities** for **RTD coffee**, including **full national distribution across all trade channels** and **expansion of reach** in **convenience**

PRODUCT SNAPSHOT


BLACK RIFLE
ESPRESSO MOCHA
ESPRESSO WITH CREAM
ESPRESSO SALTED CARAMEL
ESPRESSO 300 MG
TRIPLE SHOT

BLACK RIFLE RTD COFFEE MARKET SHARE[1]


3.4%
4.2%
4.4%
5.2%
5.4%
5.3%
5.7%
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
Jan-24
Apr-24
Jul-24
Oct-24
Jan-25

1. Nielsen IQ; represents market share of single-serve RTD coffee in Total US Conv from 2022 to January 2025

17

 18  BRCC IS THE LARGEST CONTRIBUTOR TO CATEGORY GROWTH FROM 2020 TO 2024  % of Total Category $ Growth by Brand from 2020 to 20241  Private Label  Nielsen IQ as of 1/25/25; L52W RSP vs. L52W RSP 4YA in Total US Conv RTD Coffee  Nielsen IQ as of 12/21/24; L52W RSP, $ Share and ACV % in Total US Conv RTD Coffee  Nielsen IQ as of 12/21/24; two-year CAGR based on L52W RSP and L52W RSP 2YA  $95.1  $1,089.6  $10.9  $82.8  $2.7  $1.9  $4.8  $442.7  $4.5  $2.3  $2.1  $16.6  5.4%  61.7%  0.6%  4.7%  0.2%  0.1%  0.3%  25.1%  0.3%  0.1%  0.1%  0.9%  10.2%  (4.4%)  4.4%  (2.4%)  NM  (15.9%)  (33.9%)  (1.1%)  71.7%  (34.8%)  (29.1%)  (40.7%)  RSP ($mm)2  Market Share 2  2-Year $ RSP CAGR3  BLACK RIFLE is the Key Brand Driving Growth in RTD Coffee   Wholesale + Convenience  DTC  Outpost  RTD Coffee

Wholesale + Convenience
Bags & Rounds RTD
DTC
Outpost

OUR STRATEGIC PARTNERSHIPS WITH KDP ARE A TESTAMENT TO OUR BRAND'S GROWING IMPACT

We are entering the $23bn+[1] energy market nationwide in partnership with Keurig Dr. Pepper

Keurig DrPepper + BLACK RIFLE COFFEE COMPANY

ROUNDS PARTNERSHIP

- In April 2024, KDP onboarded BRCC into the Keurig ecosystem as a partner brand, announcing long-term agreement for manufacturing and licensing of single-serve pods
- BRCC rounds have already joined Keurig's best-seller list



MANUFACTURING PARTNERSHIP

- In September 2024, KDP and BRCC broadened partnership and announced a long-term sales, manufacturing and distribution agreement for new line of RTD Black Rifle Energy™ beverages



DISTRIBUTION PARTNERSHIP

- Partnership for RTD Energy product provides BRCC immediate access to 180k+ retail outlets, amplifying distribution capabilities

80% of U.S population covered by KDP DSD


States with KDP owned DSD operations
States covered by existing RTD distribution

Channel Reach

Grocery • Club • Dollar • Convenience • Foodservice • Military

Black Rifle Energy™ brings a zero-sugar energy option and new consumption occasions to a consumer market ready for our unique mission-driven approach

1. Nielsen, Total USxAOC + Convience, 52 weeks ending 12/28/24

19

 20  Black Rifle Energy brings a zero-sugar, clean energy option to a consumer market ready for BRCC’s unique mission-driven approach  LAUNCHED December 2024

Wholesale + Convenience
DTC
Outpost
Energy

BLACK RIFLE COFFEE COMPANY

OUR UNIQUE ENERGY OFFERING TARGETS A CRITICAL CUSTOMER CATEGORY

Black Rifle Energy targets a key customer segment that is highly complementary to KDP's broader energy portfolio

KDP portfolio of energy products


BLACK RIFLE
C4
Bloom
GHOST
Red Bull
MONSTER
CELSIUS
Alani

Values per can

	BRCC	C4	Bloom	Ghost	Red Bull	Monster	Celsius	Alani Nu
Size	16 oz	16 oz	12 oz	16 oz	16 oz	16 oz	12 oz	12 oz
Price[1]	$2.37	$2.72	$2.48	$2.48	$3.68	$2.48	$1.97	$2.48
Calories	10	5	10	5	210	210	10	10
Total Sugar	0g	0g	0g	0mg	51g	54g	0mg	0g
Sweetener System	Sucralose	Sucralose, Acesulfame Potassium	Sucralose	Sucralose, Acesulfame Potassium	Sugar, Glucose	Sugar, Glucose	Sucralose	Sucralose, Acesulfame Potassium
Caffeine	200mg	200mg	180mg	200mg	151 mg	160mg	200mg	200mg
Energy Source(s)	Green coffee bean & coffee berry extract	Caffeine anhydrous	Green coffee bean extract, Taurine	Coffee extract, Carnipure, Taurine	Caffeine, Taurine	Caffeine, Taurine	Caffeine, Taurine	Caffeine, Taurine
Brand Positioning / Target Consumer[2]	Active-lifestyle and passionate patriots	Fitness enthusiasts	Female health-conscious consumers	Gamers, Gen Z consumers	Extreme sports enthusiasts	High-energy lifestyle consumers	Millennial and Gen Z consumers	Wellness-focused female consumers

1. Prices when purchased online from Walmart.com as of 2/25/2025
2. BRCC estimation of brand positioning and likely target consumer

21

Wholesale + Convenience
Energy
DTC
Outpost

BLACK RIFLE COFFEE COMPANY

BLACK RIFLE ENERGY WAS LAUNCHED WITH A BANG; LAUNCH STILL EARLY, BUT INITIAL PROGRESS STRONG

Success in BRCC's core markets may pave the way for further nationwide expansion leveraging the power of the KDP distribution network

BLACK RIFLE ENERGY INITIAL LAUNCH STATISTICS – MARCH 2025[1]

~20% ACV	10,300+ Doors of Distribution	2,757 Walmart Locations	~65% Walmart ACV	5,600+ Convenience Stores	~5% Convenience Store ACV	1,900+ Grocery Stores	~8% Grocery Store ACV


Cleveland, OH
Toledo, OH
Dayton, OH
Indianapolis, IN
Cincinnati, OH
San Diego, CA
Dallas / Fort Worth, TX
Nashville, TN
Austin, TX
Houston, TX
San Antonio, TX

Targeting **~70-80%** *ACV 2-years post-launch*

Current Weekly Velocity: **~6.3[2]**


BLACK RIFLE
ENERGY

BLACK RIFLE ENERGY LAUNCH STRATEGICALLY TARGETS 12 OF THE BRAND'S STRONGEST CORE MARKETS TO BUILD CRITICAL MOMENTUM

1. As of 3/8/2025
2. Nielsen IQ as of 3/1/25; Black Rifle Energy Beverage Walmart Total US TA Units / Item / Store Weeks Selling

22

 23  Marketing Efforts  Distribution Efforts  Sales Efforts  Increase focus on Energy product with retailers  Host can-in-hand and sampling events to increase product awareness and point-of-sale conversion  Work closely with KDP to track product reception and performance in test markets  Identify opportunities for expansion into new markets  Capitalize on KDP partnerships to expand distribution  Drive engagement with Energy product through increased social media spend  Create product-specific marketing campaigns to broaden consumer awareness   Wholesale + Convenience  DTC  Outpost  Energy  The Black rifle team has developed a thorough strategy designed to support the energy launch  BRCC is dedicating significant investment to the Energy launch, focusing on directing sales, distribution and marketing resources to the product rollout

 24  DTC / E-COMMERCE HIGHLIGHTS  190k+Total DTC Subscribers  $123mm+2024A DTC Net Revenue  Our digital roots are fundamental to our success  BRCC is constantly working to remove friction, improve conversion and exceed customer’s online shopping expectations  DTC continues to prove to be an effective channel to drive innovation, support loyalty and communicate directly with our most passionate customers  Amazon continues to serve as an effective DTC channel going forward  Partnership with ID.me provides access to pre-verified veterans and first responders – generated $2.2mm in Revenue in first 100 days of partnership launch  STRATEGIC SUMMARY  EXCLUSIVE COFFEE SUBSCRIPTION  Wholesale + Convenience  DTC  Outpost  December ‘24  November ‘24  October ‘24  September ‘24  August ‘24  July ‘24  January ‘25  February ‘25  PROVIDING AN OPTIMAL BRCC E-COMMERCE EXPERIENCE   DTC / E-commerce business serves as a strategic enabler for BRCC’s broad reaching omni-channel ecosystem

Wholesale + Convenience | DTC | **Outpost**

BLACK RIFLE COFFEE COMPANY

OUTPOSTS EXTEND THE BRAND EXPERIENCE

Outposts redefine the typical coffee shop experience, offering an immersive environment to enjoy a high-quality coffee, buy our products and connect with members of the local community

18	**19**	**~$23mm**	**$12-13**
Company-Owned Outposts	Franchise Outposts	2024A Net Revenue	Average Order Size

STRATEGIC SUMMARY

- Fully **integrated, experiential retail footprint** to deepen the brand
- **Vital pillar of our community** and encourage our passionate customers to **engage with the brand and each other**
- Currently operating in **10 states**[1]
- **Large potential and whitespace** to scale the outposts business nationwide




BLACK RIFLE


States with BRCC Locations


BLACK RIFLE

1. As of Q4 '24A, 12/31/2024

25

BLACK RIFLE COFFEE COMPANY

NATIONAL MANUFACTURING AND DISTRIBUTION FOOTPRINT

Cross-country network comprised of owned facilities, co-manufacturers, warehouses and distributors with significant untapped capacity


FDM Bag
DTC Bag
RTD Coffee
DTC Bag
Rounds (KDP)
FDM Bag
Energy (KDP)
Cold Brew
Warehouse
Co-Manufacturing Site
Company-Owned Plant

KEY HIGHLIGHTS

- BRCC maintains strategic partnerships with manufacturers, warehouses and distributors
  - Covers ~95% of 2024E revenue
- Significant production capacity across all products:
  - **Rounds / K-Cups:** Handled by KDP – Industry experts, unlimited production available
  - **Bags:** Produced in-house and through strategic low-cost suppliers. Have ability to move more production in-house with limited capital investment given efficiency gains
  - **Energy:** KDP Manufacturing & Distribution agreements – Leverage size, scale and expertise
- Large warehouse, fulfillment and distribution capacity with fulfillment partners

All Rounds and Energy products are manufactured exclusively by Keurig Dr. Pepper

26

ONGOING OPERATIONAL TRANSFORMATION CONTINUES TO PROVIDE HIGH-IMPACT RESULTS FOR BRCC

BLACK RIFLE COFFEE COMPANY

BUSINESS MIX

2021A Revenue by Channel (%)


Wholesale
24%
Outpost
5%
DTC
71%

2021A Net Revenue: $233mm

2024A Revenue by Channel (%)


DTC
32%
Wholesale
63%
Outpost
6%

2024A Net Revenue: $391mm

GROSS MARGIN MANAGEMENT

- **Improved gross margins** by focusing on optimal mix between **channels** and **products**
  - **~660 basis point margin uplift** over trailing 9 quarters
- **Improved efficiency** in **distribution** and **logistics**
- **Streamlined** manufacturing processes
- **Optimized sourcing** to decrease **product cost**

Quarterly Adj. Gross Margin (%)


31.5%
35.1%
35.7%
36.8%
37.8%
43.8%
42.3%
42.1%
38.1%
Q4 '22A
Q1 '23A
Q2 '23A
Q3 '23A
Q4 '23A
Q1 '24A
Q2 '24A
Q3 '24A
Q4 '24A

CORPORATE INFRASTRUCTURE

- **Consolidated head count** to better reflect shifting **future state of the business**
  - **25% reduction** in corporate headcount YoY at YE24
- **Cut cost by reducing reliance** on **consultants** and other **professional services**
  - FY24 benefited from **$30mm** run rate savings executed in FY23

Quarterly SG&A Expense as a % of Revenue


52.3%
53.6%
49.9%
40.8%
36.7%
38.9%
40.8%
41.0%
40.2%
Q4 '22A
Q1 '23A
Q2 '23A
Q3 '23A
Q4 '23A
Q1 '24A
Q2 '24A
Q3 '24A
Q4 '24A

1. Refer to slide 33 for a reconciliation of "Adjusted Gross Margin"

27

 28  FISCAL YEAR ADJ. EBITDA MARGIN 10%  Profitability improvement driven by:  EBITDA improvement due to rightsized organizational spend and productivity  Reduced Reliance on External Consultants  Aligned Headcount with FDM Focus  Mix Between Channels and Products  Focused Margin Improvement Initiatives  9.4%  EBITDA Margin  10.2%  EBITDA Margin  3.2%  EBITDA Margin  10.0%  EBITDA Margin  $  Refer to slide 32 for a reconciliation of “Adjusted EBITDA”

2025 FINANCIAL GUIDANCE

BLACK RIFLE COFFEE COMPANY

Revenues

$395M-$425M

1% to 9% Growth in 2025

Cycling $30.4M of barter revenue and loyalty reserve benefits that will not recur in 2025

Largest headwind in Q1, with $11.8M in non-recurring revenue in Q1 2024

Q1 expected to be lowest revenue quarter, followed by sequential increases throughout the year

Gross Margin[1]

37%-39%

Gross Margin Range

2025 headwinds include:

- Approximately 2.5-point impact from green coffee inflation
- Approximately 1.5-point impact from loyalty reserve
- Approximately 1-point impact from trade spending and normal promotional cadence

Gross margins will benefit from an ongoing mix shift into FDM channels and productivity

Adjusted EBITDA[2]

$20M-$30M

Adj. EBITDA Range

Dollar decline YoY driven by gross margin and modestly higher SG&A.

Dollar headwinds include ~$9-10M from green coffee, $6.4M from loyalty, and $4M in trade / price investment.

Limited EBITDA generation in 1H25

Ramp in 2H25 on expected revenue growth and expense leverage

1. Refer to slide 32 for a reconciliation of "Adjusted EBITDA"
2. Refer to slide 33 for a reconciliation of "Adjusted Gross Margin"

29

 30  3-Year Financial Targets  Revenues  Gross Margin  Adjusted EBITDA  10%-15%  Revenue CAGR Through 2027  40%+  Target Gross Margin  15%-25%  EBITDA CAGR Through 2027  Anticipate a higher rate of growth in 2026 and 2027 as launch fees phase out and ongoing benefits from distribution gains take effect  Gross margins will benefit from an ongoing mix shift into FDM channels and growth in the energy segment  Gross margin improvement and SG&A leverage are anticipated to drive EBITDA growth and improve the EBITDA rate in 2026 and 2027  Refer to slide 32 for a reconciliation of “Adjusted EBITDA”  Refer to slide 33 for a reconciliation of “Adjusted Gross Margin”

 31  KEY ELEMENTS OF OUR STORY  Mission-Driven Lifestyle Brand with a Deeply Loyal Customer Base Inspired by Our Underdog Mentality and Commitment to Supporting Those Who Serve   1  Scaled High Growth Player in Large & Attractive Categories with Significant Wholesale Distribution Runway  2  Massive Market Opportunity in Energy and Beyond Facilitated by KDP Partnership  3  Capital Efficient Yet Scalable Supply Chain  4  Experienced Management Team Dedicated to the Mission  5

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

BLACK RIFLE COFFEE COMPANY

Reconciliation of Net Loss to Adjusted EBITDA

(amounts in thousands)

	Quarter Ended December 31,		Year Ended December 31,	
	2024	2023	2024	2023
Net loss	$ (6,733)	$ (14,036)	$ (7,649)	$ (56,716)
Interest expense	4,520	1,672	11,325	6,330
Tax expense	21	16	172	185
Depreciation and amortization	2,599	1,909	10,057	7,263
EBITDA	$ 407	$ (10,439)	$ 13,905	$ (42,938)
Equity-based compensation[(1)]	2,746	1,329	10,608	6,974
System implementation costs[(2)]	—	484	520	3,541
Executive recruiting and severance[(3)]	—	(29)	—	1,084
Write-off of site development costs[(4)]	381	341	3,044	2,833
Strategic initiative related costs[(5)]	—	—	—	1,505
Non-routine legal expense[(6)]	308	2,909	2,643	10,254
RTD start-up and production issues[(7)]	—	—	—	2,394
Loss on assets held for sale[(8)]	—	—	—	105
Contract termination costs[(9)]	—	—	—	730
Restructuring fees and related costs[(10)]	—	1,692	266	6,812
RTD transformation costs[(11)]	—	15,268	2,260	18,917
Loss on impairment of assets	6,079	592	6,079	592
Adjusted EBITDA	$ 9,921	$ 12,147	$ 39,325	$ 12,803

(1) Represents the non-cash expense related to our equity-based compensation arrangements for employees, directors, and consultants.

(2) Represents non-capitalizable costs (e.g. pre-implementation discovery, training, and post-implementation monitoring) associated with the implementation of our enterprise resource planning ("ERP") system and e-commerce platform. For the quarter ended December 31, 2023, $0.2 million of costs were related to our ERP system re-implementation and $0.3 million of costs were related to our e-commerce platform implementation. For the year ended December 31, 2023, $2.5 million of costs were related to our ERP re-implementation and $1.0 million of costs were related to our e-commerce platform implementation. For the quarter ended December 31, 2024, there were no costs related to our ERP system re-implementation or our e-commerce platform implementation. For the year ended December 31, 2024, $0.3 million of costs were related to our ERP re-implementation and $0.2 million of costs were related to our e-commerce platform implementation.

(3) Represents payments made for executive recruitment and severance connected with RTD transformation. These expenses were incurred as part of replacing several members of management to meet the needs of the Company's transformation of its RTD business. For the quarter ended December 31, 2023, total costs are related to executive recruiting expenses only. For the year ended December 31, 2023, $0.6 million of costs were related to executive recruiting and $0.5 million of costs were related to severance expense. We previously reported $1.5 million of executive recruiting, relocation and sign-on bonus for the year ended December 31, 2023. The incremental $0.4 million previously reported relates to relocation and sign-on bonuses which are no longer reported as adjustments to EBITDA.

(4) Represents the write-off of development costs for discontinued retail locations.

(5) Represents fees paid to consultants to assist the Company in RTD transition and FDM Wholesale expansion.

(6) Represents legal costs and fees incurred in connection with certain non-routine legal disputes consisting of certain claims relating to the exercise of certain warrants issued in connection with our business combination and a commercial dispute with a former consultant resulting from the Company in-housing certain activities. Legal costs of $0.3 million and $2.9 million for the quarter ended December 31, 2024 and 2023, respectively and $2.6 million and $9.8 million for the year ended December 31, 2024 and 2023, respectively were related to the legal disputes for claims related to the exercise of certain warrants issued in connection with our business combination. $0.4 million of legal costs for the year ended December 31, 2023 were related to the legal dispute with a former consultant.

(7) Represents non-cash costs and expenses incurred as a result of our RTD start-up and production issue. For the year ended December 31, 2023, $0.7 million of costs were related to our co-manufacturer production quality hold, $0.7 million of costs were related to the write down of excess raw materials, and $1.0 million of costs were related RTD transition expenses.

(8) Represents the adjustment recorded to recognize assets held for sale at their estimate net realizable value less estimated cost to sell.

(9) Represents costs incurred for early termination of software and service contracts.

(10) Represents restructuring advisory fees, severance, and other related costs associated with RTD transformation. For the quarter ended December 31, 2023, $1.5 million of costs were related to severance expense and $0.2 million of costs were related to our SLC production shutdown. For the year ended December 31, 2024, $0.3 million of costs were related to severance expense. For the year ended December 31, 2023, $2.4 million of costs were related to restructuring advisory fees, $3.5 million of costs were related to severance expense, $0.4 million of costs were related to termination of leases, and $0.5 million of costs were related to our SLC production shutdown.

(11) Represents non-cash or non-operational costs associated with the transformation of our RTD business (excluding those reported separately in footnotes (3) and (10) above). Costs of $9.1 million for the quarter ended December 31, 2023 and $10.3 million for the year ended December 31, 2023 were related to inventory write-off due to significant unusual costs related to the write-off of RTD inventory in accordance with our normal inventory write-off policy. Costs of $4.1 million for the quarter ended December 31, 2023 and $2.3 million and $5.5 million for the year ended December 31, 2024 and 2023, respectively were related to the discount from the contract price for a barter transaction whereby our inventory was exchanged for prepaid marketing. Costs of $1.5 million for the quarter ended December 31, 2023 and $2.0 million for the year ended December 31, 2023 were related to costs incurred to renegotiate legacy contracts with our co-manufacturers. Costs of $0.5 million for the quarter ended December 31, 2023 and $1.2 million for the year ended December 31 2023 were related to incurred losses related to the liquidation of RTD finished goods inventory whereby inventory was sold at a substantial loss. RTD transformation costs as described in this footnote will no longer be presented as an adjustment to EBITDA beginning in the first quarter of 2025.

32

RECONCILIATION OF GROSS MARGIN TO ADJUSTED GROSS MARGIN

BLACK RIFLE COFFEE COMPANY

GAAP to Non-GAAP Financial Measures: Gross Margin

(in thousands, except % data)

	Three Months Ended,								
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
GAAP Results: Revenue, Net	$93,618	$83,490	$91,947	$100,536	$119,650	$98,392	$89,017	$98,204	$105,877
RTD transformation costs, Revenue	-	-	-	2,045	4,605	1,609	651	-	-
Non-GAAP Results: Adjusted Revenue, Net	$93,618	$83,490	$91,947	$102,581	$124,255	100,001	$89,668	$98,204	$105,877
GAAP Results: Gross Profit	$29,465	$27,511	$32,206	$34,059	$31,673	$42,185	$37,259	$41,348	$40,383
% GAAP Gross Profit of Revenue, Net	31.5%	33.0%	35.0%	33.9%	26.5%	42.9%	41.9%	42.1%	38.1%
RTD transformation costs, Gross Profit	-	1,799	595	3,649	15,268	1,609	651	-	-
Non-GAAP Results: Adjusted Gross Profit	$29,465	$29,310	$32,801	$37,708	$46,941	$43,794	$37,910	$41,348	$40,383
% Non-GAAP Adjusted Gross Profit of Revenue, Net	31.5%	35.1%	35.7%	36.8%	37.8%	43.8%	42.3%	42.1%	38.1%

33

34  2025 OUTLOOK